EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R. Scott Turicchi, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.The accompanying quarterly report on Form 10-Q for the quarter ended September 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities and Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Consensus Cloud Solutions, Inc.

/s/ R. SCOTT TURICCHI
R. Scott Turicchi
Dated:	November 15, 2021	Chief Executive Officer, Interim Chief Financial Officer and Director (Principal Executive Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Consensus Cloud Solutions, Inc. and will be retained by Consensus Cloud Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.